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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          DATE OF REPORT: June 8, 2001
                        (Date of earliest event reported)

                         ------------------------------


                           VENTURI TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


            NEVADA                     000-25183                87-0580279
            ------                     ---------                ----------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                       Identification
                                                                  Number)

           6295 EAST 56TH AVENUE
          COMMERCE CITY, COLORADO                       80022
          -----------------------                       -----
     (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (303) 444-4444
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ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS.

          #1 Monthly Operating Report filed with the US Bankruptcy Court, Southern District of Texas, Houston Division, on May 23, 2001.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       VENTURI TECHNOLOGIES, INC.


                                       /s/ Michael F. Dougherty
                                       -------------------------------------
                                       Michael F. Dougherty
                                       President and Chief Executive Officer

Date: June 8, 2001